Exhibit 99.1

2012 Second Quarter Financial Results August 7, 2012 NYSE: CF

All statements in this presentation, other than those relating to historical facts, are “forward-looking statements”. These forward-looking statements are not guarantees of future performance and are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from such statements. Important factors that could cause actual results to differ materially from our expectations include, among others: the volatility of natural gas prices in North America; the cyclical nature of our business and the agricultural sector; the global commodity nature of our fertilizer products, the impact of global supply and demand on our selling prices, and the intense global competition in the markets in which we operate; conditions in the U.S. agricultural industry; reliance on third party providers of transportation services and equipment; our ability to implement a new enterprise resource planning system and complete other system integration activities; weather conditions; risks associated with expansion of our business, including unanticipated adverse consequences and the significant resources that could be required; potential liabilities and expenditures related to environmental and health and safety laws and regulations; our potential inability to obtain or maintain required permits and governmental approvals or to meet financial assurance requirements; future regulatory restrictions and requirements related to greenhouse gas emissions and climate change; the seasonality of the fertilizer business; the impact of changing market conditions on our forward sales programs; risks involving derivatives and the effectiveness of our risk measurement and hedging activities; the significant risks and hazards involved in producing and handling our products against which we may not be fully insured; our reliance on a limited number of key facilities; risks associated with joint ventures; acts of terrorism and regulations to combat terrorism; difficulties in securing the supply and delivery of raw materials we use and increases in their costs; risks associated with international operations; losses on our investments in securities; deterioration of global market and economic conditions; our ability to manage our indebtedness; and loss of key members of management and professional staff. More detailed information about factors that may affect our performance may be found in our filings with the Securities and Exchange Commission, including our most recent periodic reports filed on Form 10-K and Form 10-Q, which are available in the Investor Relations section of the CF Industries Web site. Forward-looking statements are given only as of the date of this release and we disclaim any obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Safe Harbor Statement

Second Quarter Accomplishments Delivered strong earnings and cash flow Record EBITDA, net earnings and EPS Spent $500 million for share repurchases Acquired 3.1 million shares at an average price of $163.89 Completed repurchases under the August 2011 program Production and distribution assets performed well 97% production rate for ammonia, 96% production rate for phosphate Moved record ammonia volume through distribution facilities 3

Q2 Financial Highlights In millions, except percentages and EPS 2012 Q2 2011 Q2 Net sales $ 1,736 $ 1,802 Gross margin 1,043 867 - As percent of sales 60% 48% EBITDA(1) $ 1,054 $ 889 Net earnings attributable to common stockholders 606 487 Earnings per diluted share 9.31 6.75 Cash flow provided by operations 446 251 (1) See slide 12 for reconciliation 4

Profit and Cash Flow 2007 2008 2009 2010 2011 2012 Earnings per Share Operating Cash Flow (millions) 5 Record EPS

Q2 Nitrogen Segment Results Graph source: Green Markets In millions, except as noted 2012 Q2 H/(L) 2011 Q2 H/(L) 2012 Q1 Sales $ 1,504 $ (1) $ 232 Gross margin 993 210 331 - Percent 66% 14 pts 14 pts Volume (000 st) 3,532 (242) 331 Average selling prices ($/st) - Ammonia $ 635 $ 39 $ 37 - Urea 522 133 61 - UAN 324 1 22 - AN 257 (3) (2) Gas cost $/MMBtu $ 3.13 $ (1.19) $ (0.35) Mid-Corn Belt Prices 6 $/st 2010 2011 2012 Ammonia Urea UAN-32

Graph source: Green Markets In millions, except as noted 2012 Q2 H/(L) 2011 Q2 H/(L) 2012 Q1 Sales $ 232 $ (65) $ (24) Gross margin 50 (34) 1 - Percent 22% (7) pts 2 pts Volume (000 st) 493 (45) (23) - DAP 368 (14) (56) - MAP 125 (31) 33 - Domestic 202 (96) (123) - Export 291 51 100 Average selling prices ($/st) - DAP $ 472 $ (83) $ (22) - MAP 464 (80) (42) DAP Central Florida Price Q2 Phosphate Segment Results 7 $/st 2010 2011 2012

YTD Financial Highlights In millions, except percentages and EPS YTD 2012 YTD 2011 Net sales $ 3,263 $ 2,976 Gross margin 1,755 1,392 - As percent of sales 54% 47% EBITDA(1) $ 1,756 $ 1,474 Net earnings attributable to common stockholders 975 769 Earnings per diluted share 14.81 10.66 Cash flow provided by operations 1,049 922 (1) See slide 12 for reconciliation 8

YTD Segment Results In millions, except as noted YTD 2012 H/(L) YTD 2011 Sales $ 2,776 $ 345 Gross margin 1,655 430 - Percent 60% 9 pts Volume (000 st) 6,733 118 Average selling prices ($/st) - Ammonia $ 618 $ 52 - Urea 490 109 - UAN 314 13 - AN 258 2 Gas cost $/MMBtu $ 3.31 $ (1.01) 9 In millions, except as noted YTD 2012 H/(L) YTD 2011 Sales $ 487 $ (57) Gross margin 100 (67) - Percent 21% (10) pts Volume (000 st) 1,009 31 - DAP 792 79 - MAP 217 (48) - Domestic 527 (165) - Export 482 196 Average selling prices ($/st) - DAP $ 483 $ (75) - MAP 482 (72) Nitrogen Segment Phosphate Segment

Supplemental Information 10 U.S. Corn Fertilizer Cost as % of Farm Revenue (Dollars per Acre) Source: USDA, Green Markets, CF, Various Ten-Year Average = 19% World Grains & Soybeans Stocks-to-Use Ratio (Percent of Use) Source: USDA U.S. Corn Stocks-to-Use Ratio Source: USDA through 2011, CF 2012F U.S Drought Outlook Source: NOAA (Percent of Use) (as of July 31)

Outlook/Summary Tight grain stocks and sustained high crop prices Strong 2012/2013 global planting expectations Significant demand for nitrogen and phosphate nutrients Tight global fertilizer supply/demand balance Unmet N and P import requirements for India 11 CF Industries is positioned to benefit from a number factors supporting its earnings and cash generation potential

EBITDA and Selected Items 12 (in millions) Quarter ended June 30, Six months ended June 30, 2012 2011 2012 2011 Net earnings attributable to common stockholders $ 606.3 $ 487.4 $ 974.7 $ 769.4 Interest expense (income) – net 45.3 29.9 75.8 81.7 Income taxes 309.1 281.2 516.1 440.3 Depreciation, depletion and amortization 115.9 94.8 219.0 213.3 Less: Other adjustments(1) (22.2) (4.1) (29.7) (30.4) EBITDA(1) $ 1,054.4 $ 889.2 $ 1,755.9 $ 1,474.3 Memo: Selected items included above Unrealized mark-to-market (gains) losses $ (77.6) $ 14.2 $ (21.7) $ 13.5 (Gain) on sale of non-core assets - (2.0) - (34.5) Restructuring and integration costs - 1.3 - 3.4 Peru project development costs - 0.5 - 0.7 Total $ (77.6) $ 14.0 $ (21.7) $ (16.9) (1) EBITDA is defined as net earnings attributable to common stockholders plus interest expense (income)-net, income taxes, and depreciation, depletion and amortization. Other adjustments include the elimination of loan fee amortization that is included in both interest and amortization, and the portion of depreciation that is included in non-controlling interest. We have presented EBITDA because management uses the measure to track performance and believes that it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry.